UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2016

FRONTIER ENERGY CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-05384	87-0443026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8904-60th Avenue NW

Edmonton, Alberta, Canada T6E6A6

Registrant's telephone number, including area code: 780-761-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FRONTIER ENERGY CORP.

CURRENT REPORT ON FORM 8-K

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

Management and the Board of Directors of Frontier Energy Corp. (the "Company") have consented to engage GBH CPAs, PC ("GBH") as the Company's independent registered public accountants. GBH will conduct the necessary auditing of the Company's financial statements for all of the outstanding periods and include such reports as part of the Company's annual report(s) on Form 10-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Energy Corp.

Date: April 20, 2016	By:	/s/ Richard Shykora
Richard Shykora
President, Chief Operating Officer and Director
(Principal Executive, Financial and Accounting Officer)